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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2000


                            ReliaStar Financial Corp.
                            -------------------------

             (Exact name of registrant as specified in its charter)


        Delaware                    0-10640                    41-1620373
(State of Incorporation)    (Commission file number)        (I.R.S. Employer
                                                           Identification No.)

       20 Washington Avenue South
         Minneapolis, Minnesota                                55401
       --------------------------                              -----
  (Address of principal executive offices)                   (Zip Code)



                                 (612) 372-5432
                         ------------------------------
                         (Registrant's telephone number)


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Item 5.  Other Events -- ReliaStar Shareholders Approve Acquisition by
         -------------------------------------------------------------
         ING Groep N.V.
         --------------

     On July 27, 2000, shareholders of ReliaStar Financial Corp. approved the merger of ReliaStar with a wholly owned indirect subsidiary of ING Groep N.V. pursuant to a merger agreement dated April 30, 2000, as amended June 27, 2000. Closing of the merger is expected to occur in early September, following the receipt of all necessary regulatory approvals.

     Further discussion is provided in ReliaStar's press release of July 27, 2000, which is attached as an exhibit to this report.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

Exhibit
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99.         Press release of ReliaStar dated July 27, 2000.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       RELIASTAR FINANCIAL CORP.


Date: July 31, 2000                    By: /s/ Richard R. Crowl
                                           -------------------------------------
                                           Richard R. Crowl, Senior Vice
                                             President, General Counsel, and
                                             Secretary